UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2007

ARGYLE SECURITY ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 828-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2007, the officers and directors of Argyle Security Acquisition Corporation (the “Company”), an affiliate of Bob Marbut, our Chairman and Co-Chief Executive officer, and certain of the consultants to the Company, pursuant to a note and warrant acquisition agreement (the “Agreement”), loaned the Company an aggregate of $300,000 and in exchange received promissory notes in the aggregate principal amount of $300,000 and warrants to purchase an aggregate of 37,500 shares of the Company’s common stock. Pursuant to the Agreement, the holders of the warrants may not exercise or transfer the warrants until the Company consummates a business combination and were granted demand and piggy-back registration rights with respect to the shares of common stock underlying the warrants.

The promissory notes bear interest at a rate of 4% per year and are repayable 30 days after the Company consummates a business combination. The warrants are exercisable $5.50 per share of common stock and expire on January 24, 2011. The warrants also may be exercised on a net-share basis by the holders of the warrants.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01, pursuant to the Agreement, on March 16, 2007, the Company issued 37,500 warrants to 7 accredited investors. The warrants are exercisable at $5.50 per share of common stock and expire on January 24, 2011. The warrants also may be exercised on a net-share basis by the holders of the warrants. The securities were sold in reliance on the exemption from registration contained in Section 4(2) of the Securities Act since they were sold to sophisticated, wealthy individuals. No underwriting discounts or commissions were paid with respect to the sale of such securities.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Warrant to Purchase Common Stock between the Company and Wesley Clark
4.2	Warrant to Purchase Common Stock between the Company and John J. Smith
4.3	Warrant to Purchase Common Stock between the Company and Bob Marbut
4.4	Warrant to Purchase Common Stock between the Company and Ron Chaimovski
4.5	Warrant to Purchase Common Stock between the Company and Graham Wallis
4.6	Warrant to Purchase Common Stock between the Company and Alan Wachtel

4.7	Warrant to Purchase Common Stock between the Company and Argyle Global Opportunities, L.P.
10.1	Note and Warrant Acquisition Agreement between the Company and Wesley Clark
10.2	Note and Warrant Acquisition Agreement between the Company and John J. Smith
10.3	Note and Warrant Acquisition Agreement between the Company and Bob Marbut
10.4	Note and Warrant Acquisition Agreement between the Company and Ron Chaimovski
10.5	Note and Warrant Acquisition Agreement between the Company and Graham Wallis
10.6	Note and Warrant Acquisition Agreement between the Company and Alan Wachtel
10.7	Note and Warrant Acquisition Agreement between the Company and Argyle Global Opportunities, L.P.
10.8	Note made by the Company in favor of Wesley Clark
10.9	Note made by the Company in favor of John J. Smith
10.10	Note made by the Company in favor of Bob Marbut
10.11	Note made by the Company in favor of Ron Chaimovski
10.12	Note made by the Company in favor of Graham Wallis
10.13	Note made by the Company in favor of Alan Wachtel
10.14	Note made by the Company in favor of Argyle Global Opportunities, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2007	ARGYLE SECURITY ACQUISITION CORPORATION

	By:	/s/ Bob Marbut
Bob Marbut
Chairman and Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant to Purchase Common Stock between the Company and Wesley Clark
4.2	Warrant to Purchase Common Stock between the Company and John J. Smith
4.3	Warrant to Purchase Common Stock between the Company and Bob Marbut
4.4	Warrant to Purchase Common Stock between the Company and Ron Chaimovski
4.5	Warrant to Purchase Common Stock between the Company and Graham Wallis
4.6	Warrant to Purchase Common Stock between the Company and Alan Wachtel
4.7	Warrant to Purchase Common Stock between the Company and Argyle Global Opportunities, L.P.
10.1	Note and Warrant Acquisition Agreement between the Company and Wesley Clark
10.2	Note and Warrant Acquisition Agreement between the Company and John J. Smith
10.3	Note and Warrant Acquisition Agreement between the Company and Bob Marbut
10.4	Note and Warrant Acquisition Agreement between the Company and Ron Chaimovski
10.5	Note and Warrant Acquisition Agreement between the Company and Graham Wallis
10.6	Note and Warrant Acquisition Agreement between the Company and Alan Wachtel
10.7	Note and Warrant Acquisition Agreement between the Company and Argyle Global Opportunities, L.P.
10.8	Note made by the Company in favor of Wesley Clark
10.9	Note made by the Company in favor of John J. Smith
10.10	Note made by the Company in favor of Bob Marbut
10.11	Note made by the Company in favor of Ron Chaimovski
10.12	Note made by the Company in favor of Graham Wallis
10.13	Note made by the Company in favor of Alan Wachtel
10.14	Note made by the Company in favor of Argyle Global Opportunities, L.P.